Accrued Expenses and Other Current Liabilities (Details) - Schedule of accrued expenses and other current liabilities ¥ in Thousands, $ in Thousands	Aug. 31, 2022 CNY (¥)	Aug. 31, 2022 USD ($)	Aug. 31, 2021 CNY (¥)
Schedule of Accrued Expenses and Other Current Liabilities [Abstract]
Salary and welfare payable	¥ 2,066	$ 300
Interest payable	57,212	8,305	5,848
Others	12,089	1,754	7,171
Total	¥ 71,367	$ 10,359	¥ 13,019